UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 21, 2007

FLAG INTERMEDIATE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-132918	20-3779375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

METALS USA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13123	76-0533626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1100, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 965-0990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 21, 2007, the Company issued a press release announcing its projected financial results for the second quarter ended June 30, 2007. A copy of the press release, which is being furnished, not filed, is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAG INTERMEDIATE HOLDINGS CORPORATION

By:	/s/ John A. Hageman
Name:	John A. Hageman
Title:	Senior Vice President and Chief Legal Officer

Date: June 21, 2007

METALS USA, INC.

By:	/s/ John A. Hageman
Name:	John A. Hageman
Title:	Senior Vice President and Chief Legal Officer

Date: June 21, 2007

INDEX OF EXHIBITS

Number	Exhibit
99.1	Press release, dated June 21, 2007.